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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                FORM 8-K (12g-3)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date of Report:
                                   May 1, 2003


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                                 Surrey Bancorp

         North Carolina                             59-3772016
 (State of incorporation)                   (I.R.S. Employer Identification No.)

  145 North Renfro Street, Mount Airy, North Carolina         27030-8038
           (Address of principal executive offices)           (Zip Code)

                    Issuer's telephone number: (336) 719-2310

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               This document contains 2 pages, excluding exhibits.

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Item 2: Acquisition or Disposition of Assets.

Effective May 1, 2003, Surrey Bancorp ("Bancorp"), acquired 100% of the voting shares of Surrey Bank & Trust ("Surrey Bank") through a share exchange with the former shareholders of Surrey Bank. Bancorp is a bank holding company supervised by the Board of Governors of the Federal Reserve System. Through the share exchange, the former shareholders of Surrey Bank received six shares of common stock of the bank holding company for every five shares of common stock of Surrey Bank owned.

Prior to the share exchange, the common stock of Surrey Bank had been registered under Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). As a result of the share exchange, pursuant to Rule 12g-3(a) under the Exchange Act, Bancorp common stock is deemed registered under Section 12(g) of the Exchange Act.

Bancorp's current intent is that its sole activity will be to hold the stock of Surrey Bank. Surrey Bank opened on July 22, 1996 and is headquartered in Mount Airy, North Carolina, with one branch office each in Mount Airy, North Carolina and Stuart, Virginia. At March 31, 2003, Surrey Bank had total assets of $108.9 million, total deposits of $91.7 million, and shareholders' equity of $9.5.

Item 7(a): Financial Statements of Business Acquired
        The financial statements of Surrey Bancorp are filed with this report as
        Exhibit 99 as follows:

        Independent Auditors Report

        Consolidated Balance Sheets as of December 31, 2002 and 2001

        Consolidated Statements of Income for the years ended December 31, 2002, 2001 and 2000

        Consolidated Statements of Stockholders Equity for the years ended December 31, 2002, 2001 an 2000

        Consolidated Statements of Cash Flows for the years ended December 31, 2002, 2001 and 2000

        Notes to Consolidated Financial Statements

        Consolidated Balance Sheet as of March 31, 2003 (unaudited)

        Consolidated Statements of Income for the three months ended March 31, 2003 and 2002 (unaudited)

        Consolidated Statements of Changes in Stockholders Equity for the three months ended March 31, 2003 and 2002 (unaudited)

        Consolidated Statements of Cash Flows for the three months ended March 31, 2003 and 2002 (unaudited)

        Notes to Consolidated Financial Statements (unaudited)

Item 7(b): Pro Forma Financial Information
        The pro forma condensed financial statements of Surrey Bancorp are filed with this report as Exhibit 99 as follows:

        Pro Forma Condensed Balance Sheet as of March 31, 2003 (unaudited)

        Pro Forma Condensed Statement of Income for the year ended December 31, 2002 (unaudited)

        Pro Forma Statement of Income for the three months ended March 31, 2003 (unaudited)

        Notes to Pro Forma Condensed Financial Statements (unaudited)

Item 7(c):  Exhibits
        Exhibit 2: Agreement And Plan Of Reorganization And Share Exchange
        Exhibit 3(i): Articles of Incorporation
        Exhibit 3(ii) Bylaws
        Exhibit 99: Financial Statements and Pro Forma Financial Information of Surrey Bancorp

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, Bancorp has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Surrey  Bancorp

                                        By: /s/ Mark H. Towe
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                                            Mark H. Towe
                                            Senior Vice President and Treasurer

                                        Date:  June 17, 2003